UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013

REAL ESTATE CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-174905	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Windsor Ridge #36 New Castle, PA		16105
(address of principal executive offices)		(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.

On July 12, 2013, the Company was informed by our registered independent public accountant, Ronald R. Chadwick, P.C. (“RC”) that he would no longer be providing audit services after November 30, 2013.  On September 18, 2013, the Company informed RC that in light of RC’s departure, the Company has retained new independent accountants for its audit and review requirements.

b.

RC's report on the financial statements for the year ended December 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the periods covered by the financial audit for the year ended December 31, 2012 and the reviews of financial statements of the quarterly periods through June 30, 2013, there have been no disagreements with RC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RC would have caused them to make reference thereto in their report on the financial statements. Through the interim period ending September 18, 2013 (the date of retaining new independent accounts), there have been no disagreements with RC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RC would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized RC to respond fully to the inquiries of the successor accountant

e.

During the year ended December 31, 2012 and the interim period through September 18, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to RC prior to the date of the filing of this Report and requested that RC furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On September 18, 2013, the Company engaged DKM Certified Public Accountants, Inc. (“DKM”) of Clearwater, Florida, as its new registered independent public accountant. From the year ended December 31, 2012 through September 18, 2013 (the date of the new engagement), we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by DKM, in either case where  written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

NUMBER	EXHIBIT
16.1	Letter from Ronald R. Chadwick, P.C., dated September 19, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE CONTACTS, INC.

Dated: September 19, 2013	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer

3